CRYSTAL RIVER CAPITAL, INC. Corporate Profile April 2007

FORWARD LOOKING STATEMENT Some of the statements contained in this presentation are "forward looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the transactions described in this presentation, future results, projected sector returns, plans, goals and other events which have not yet occurred. The forward looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects; the general volatility of the securities markets in which we invest and the market price of our common stock; changes in our business strategy; availability, terms and deployment of capital; changes in our industry, interest rates, the debt securities markets or the general economy; increased rates of default and/or decreased recovery rates on our investments; increased prepayments of mortgage and other loans underlying our mortgage-backed or other asset-backed securities; our expected financings and investments; the adequacy of our cash resources and working capital; changes in government regulations, tax rates and similar matters; changes in generally accepted accounting principles by standard-setting bodies; availability, of investment opportunities in real estate-related and other securities; and the degree and nature of our competition. These forward looking statements are based on our current expectations, speak only as of the date of this presentation and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward looking statements. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward looking statements contained in this presentation.

Company Overview Current Market Outlook Portfolio Allocation

Crystal River Capital is a diversified mortgage REIT Externally managed by a subsidiary of Brookfield Asset Management Inc. ("Brookfield") and its affiliates, Crystal River benefits from Brookfield's operating expertise, long-standing relationships, and financial resources Brookfield is a global asset manager with over 40 years experience in a wide range of industries and approximately $70 billion in assets under management1 Crystal River has over $3.7 billion in assets2 Invests across entire real estate spectrum COMPANY OVERVIEW Residential MBS Commercial MBS Commercial Real Estate Alternative Assets 1 As of December 31, 2006; Brookfield's AUM includes direct investments for its own account 2 As of December 31, 2006

DIVERSIFIED INVESTMENT STRATEGY Agency MBS Non-Agency MBS Other ABS CMBS B-Notes/ Mezzanine CRE debt Equity real estate Alternative real estate assets High grade High leverage High yield Low leverage Dynamic Portfolio Management Proven investment expertise across the entire real estate spectrum

FINANCIAL HIGHLIGHTS - BY QUARTER Q2 05 Q3 05 Q4 05 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 7553 10901 12112 12335 13868 16175 19353 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Net Interest Income (in thousands) Q1'06 Q2'06 Q3'06 Q4'05 Q3'05 Q2'05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 4th Qtr East 4897 8395 9514 9462 11132 12891 16062 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Operating Income (in thousands) Q4'06 Q1'06 Q2'06 Q3'06 Q4'05 Q3'05 Q2'05 Q4'06

FINANCIAL HIGHLIGHTS - PER SHARE Per Share Per Share Per Share Per Share Per Share Yield At Per Share Value Yield At Per Share Value Yield At Per Share Value Yield At Per Share Value Q1 06 Q2 06 Q3 06 Q4 06 Q1 06 Q2 06 Q3 06 Q4 06 Net interest income $0.70 $0.79 $0.72 $0.77 11.18% 12.66% 11.54% 12.11% Total expenses $0.16 $0.16 $0.15 $0.13 2.53% 2.50% 2.34% 2.06% Operating income $0.54 $0.64 $0.57 $0.64 8.65% 10.16% 9.20% 10.05%

Company Overview Current Market Outlook Portfolio Allocation

CURRENT MARKET OUTLOOK - COMMERCIAL REAL ESTATE Fundamentals remain positive Rental rates continue to increase, while vacancies are declining and capitalization rates are falling Entering the mature part of the real estate cycle and need to be more selective More interest-only loans, which will delay potential problems Yield spreads on B Notes and mezzanine loans are declining Dec 31, 2005 Dec 31, 2006 Mar 31, 2007 BBB 125 bps 75 bps 125 bps BB 250 bps 240 bps 250 bps B Notes 225 bps 175 bps 125 bps Mezzanine Loans 350 bps 300 bps 200 bps CMBS Yield Spreads versus Swaps

Prime FXD 60+ By Vintage (24 months) 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 1 3 5 7 9 11 13 15 17 19 21 23 Period 60+% CURRENT MARKET OUTLOOK - RESIDENTIAL MBS Sub-prime ARM 60+ By Vintage (24 months) 0% 2% 4% 6% 8% 10% 12% 14% 16% 1 3 5 7 9 11 13 15 17 19 21 23 60+% Sub-prime FXD 60+ By Vintage (24 months) 0% 2% 4% 6% 8% 10% 12% 14% 16% 1 3 5 7 9 11 13 15 17 19 21 23 60+% Prime ARM 60+ By Vintage (24 months) 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 1 3 5 7 9 11 13 15 17 19 21 23 Period 60+% Source: Loan Performance & Hyperion Brookfield Asset Management, Inc. 2006 sub-prime RMBS vintage has performed worse than other vintages High delinquency rates primarily in floating-rate 2006 sub-prime Prime RMBS has not been negatively affected

CURRENT MARKET OUTLOOK - RESIDENTIAL MBS Among the top-10 sub-prime states, OH shows the worst performance Once high-flying states such as CA, FL, AZ experienced high percent of increases in delinquency and foreclosure, although absolute levels remained low Increases in NJ and NY delinquency rate have been noted 0% 5% 10% 15% 20% 25% AZ CA DC FL IL MA NJ NY OH TX October 2005 October 2006 60 Days + Delinquencies 0% 2% 4% 6% 8% 10% 12% AZ CA DC FL IL MA NJ NY OH TX Foreclosures October 2005 October 2006 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% AZ CA DC FL IL MA NJ NY OH TX Real Estate Owned October 2005 October 2006 0% 1% 2% 3% 4% 5% 6% 7% 8% AZ CA DC FL IL MA NJ NY OH TX Default October 2005 October 2006 Source: Loan Performance & Hyperion Brookfield Asset Management, Inc.

CURRENT MARKET OUTLOOK - RESIDENTIAL MBS Bank regulators require borrowers to qualify at the fully-indexed rate Rating agencies will increase subordination levels going forward, downgrade existing RMBS and CDOs Delinquencies, downgrades and forced selling should occur within the next six months, opening a buying opportunity for 2006 vintage Selectively purchase new originations today as underwriting and leverage is less

Company Overview Current Market Outlook Portfolio Allocation

CMBS CRE Loans Agency ARMs ABS Non-Agency RMBS Alternatives Other Other East 0.15 0.05 0.69 0.01 0.08 0.02 0.02 0.006 Crystal River's CMBS and CRE allocation exceeds $710 million1 Additional CDS exposure adds to commercial real estate allocation Non-Agency RMBS exposure is to higher-rated securities PORTFOLIO ALLOCATION Asset Allocation Non-Agency RMBS 8% Agency ARMs 69% CMBS 15% ABS 1% CMBS CRE Loans Agency ARMs ABS Non-Agency RMBS Alternatives Other Other East 0.3 0.14 0.23 0.03 0.25 0.04 0.1 0.006 Equity Allocation Non-Agency RMBS 25% Agency ARMs 23% CMBS 31% CRE Loans 14% Alternatives 4% ABS 3% CRE Loans 5% Alternatives 2% 1 As of December 31, 2006; figures rounded to the nearest $10 million

COMMERCIAL MBS & COMMERCIAL REAL ESTATE OVERVIEW Whole loans, mezzanine loans, construction loans and CMBS Highly leveragable, leading to attractive return on equity Additional $110 million in CDS exposure In Q1 2007: $234 million triple-net lease investment and $35 million investment in real estate finance fund (BREF One, LLC) sponsored by Brookfield IG-CMBS BIG-CMBS Whole Loans Mezz Mezz East 0.33 0.34 0.28 0.05 0.02 Total CMBS & CRE: $710 million1 Below Investment Grade CMBS 34% Whole Loans 28% 1 As of December 31, 2006; figures based on gross assets rounded to the nearest $10 million Investment Grade CMBS 33% Mezzanine Loans 5%

RMBS/ABS OVERVIEW Investment Committee identified 2006 vintage as potentially troublesome in early '06 Portfolio's sub-prime exposure represents 3% of total assets, majority in investment grade Less than $23 million of sub-prime exposure from 2006 vintage; no below-investment grade sub-prime RMBS exposure from 2006 vintage Total RMBS: $287 million1 1 As of December 31, 2006; figures based on gross assets rounded to the nearest $10 million IG Prime BIG Prime IG Sub-Prime BIG Sub-Prime ABS East 0.06 0.52 0.26 0.16 0.14 Investment Grade Prime RMBS 6% Below Investment Grade Prime RMBS 52% Investment Grade Sub-prime RMBS 26% Below Investment Grade Sub-prime RMBS 16%

ALTERNATIVE ASSETS/OTHER High total return potential Portfolio diversification benefits Currently waiting for more attractive yields for power, timber and infrastructure assets Will make investments as opportunities open up Example: British Airport Authority ("BAA")

AGENCY MBS OVERVIEW Flexible allocation; large, liquid market Conservative hedging policy minimizes interest rate risk Identify securities with slower propensity to pre-pay, e.g. mortgages with "lock-outs" 5/1 Hybrid Adjustable 3/1 Hybrid Adjustable East 0.7561 0.2438 Total Agency MBS: $2.5 billion1 5/1 Hybrid ARMs 76% 3/1 Hybrid ARMs 24% 1 As of December 31, 2006; figures based on gross assets

Remain focused on CRE opportunities Plan for re-entry into residential credit MBS sector Look for opportunistic infrastructure and real estate investments Continue CDO issuance to secure term financing Procure additional funding sources PORTFOLIO STRATEGY

PROJECTED SECTOR RETURNS ARMs RMBS CRE Whole Loans & Equity CMBS High Yield CRE Debt Alternatives/ ABS Blended Equity Allocation (%) 20 - 25 25 - 30 5 - 10 10 - 15 10 - 20 10 - 15 100 Asset Allocation (%) 60 - 65 5 - 10 2 - 5 15 - 20 2 - 5 2 - 5 100 Asset Return (%) 4.5 - 5.5 13.0 - 16.0 5.0 - 7.0 7.0 - 9.0 7.0 - 9.0 8.0 - 10.0 6. 5 - 7.0 Leverage (Debt/Equity) 10 - 15x 1 - 2x 2 - 4x 6 - 8x 0 - 1x 1 - 2x 4.5 - 6.5x Projected Sector Return (%) 6.0 - 7.0 22.0 - 26.0 5.5 - 10.0 22.0 - 26.0 9.0 - 11.0 13.0 - 15.0 14.5 - 15.5 Assumptions based on current market conditions

Diversified, multi-sector investment strategy Opportunistic investments in niche sectors Leading investment managers with outstanding track record Competitive management fees WHAT SETS US APART

CONTACT Marion Hayes Investor Relations Crystal River Capital, Inc. Three World Financial Center 200 Vesey Street, 10th Floor New York, NY 10281-1010 Direct: 212.549.8413 mhayes@crystalriverreit.com For additional information, please contact: